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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


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                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported):  June 1, 1999





                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)




               Delaware                   1-12295           76-0513049
     (State or other jurisdiction of    (Commission    (I.R.S. Employer
     incorporation or organization)     File Number)  Identification No.)




           500 Dallas, Suite 2500, Houston, Texas        77002
          (Address of principal executive offices)     (Zip Code)




                                 (713) 860-2500
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

  On June 1, 1999, Genesis Energy, L.P. issued the press release filed herewith.

Item 7.  Financial Statements and Exhibits.

  (c)  Exhibits

      The following materials are filed as exhibits to this Current Report on Form 8-K.

     Exhibit
     -------
     10.1 Tenth Amendment dated as of May 25, 1999, to the Master Credit Support Agreement.

     99.1 Press release of Genesis Energy, L.P. dated June 1, 1999.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         GENESIS ENERGY, L.P.
                                         (A Delaware Limited Partnership)

                                     By: GENESIS ENERGY, L.L.C., as
                                         General Partner


Date:  June 22, 1999                 By:/s/  Ross A. Benavides
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                                         Ross A. Benavides
                                         Chief Financial Officer